UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 26, 2014

Tower Group International, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-35834	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bermuda Commercial Bank Building

19 Par-La-Ville Road

Hamilton, HM 11, Bermuda

(Address of principal executive office)

(441) 279-6610

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 8.01.	Other Events

On June 26, 2014, Tower Group International, Ltd. (“Tower”) delivered a letter to ACP Re, Ltd. (“ACP Re”), copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference to this Item 8.01 as if fully set forth herein. On June 27, 2014, counsel for ACP Re delivered a letter to Tower, a copy of which is attached as Exhibit 99.2 to this Form 8-K and incorporated by reference to this Item 8.01 as if fully set forth herein.

Additional Information and Where to Find It

This communication is not a solicitation of a proxy from any shareholder of Tower. In connection with the Agreement and Plan of Merger, dated as of January 3, 2014 and amended as of May 8, 2014 ( the “Merger Agreement”), entered into by and among Tower, ACP Re and a wholly-owned subsidiary of ACP Re (“Merger Sub”), Tower filed a preliminary proxy statement with the Securities and Exchange Commission (“SEC”) on June 6, 2014 and intends to file a definitive proxy statement with the SEC and to mail such definitive proxy statement and a form of proxy to Tower’s shareholders when they are completed. Investors and shareholders are urged to read the preliminary proxy statement, the definitive proxy statement and other relevant materials filed with the SEC when they become available because they contain or will contain important information about Tower, ACP Re, Merger Sub and the proposed transaction. The preliminary proxy statement, the definitive proxy statement and other relevant materials (when they become available), and any other documents filed by Tower or ACP Re with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed by Tower with the SEC by directing a written request to “Investor Relations,” Tower Group International, Ltd., Bermuda Commercial Bank Building, 2nd Floor, 19 Par-la-Ville Road, Hamilton, HM 11, Bermuda, or by email to William E. Hitselberger, Executive Vice President and Chief Financial Officer at bhitselberger@twrgrp.com.

Participants in the Solicitation

The directors, executive officers and other members of management and employees of Tower may be deemed participants in the solicitation of proxies from its stockholders in favor of the transactions. Information concerning persons who may be considered participants in the solicitation of Tower’s stockholders under the rules of the SEC is set forth in public filings filed by Tower with the SEC and will be set forth in the proxy statement when it is filed with the SEC. Information concerning Tower’s participants in the solicitation is contained in Tower’s preliminary proxy statement, filed with the SEC on June 6, 2014.

Cautionary Statement Regarding Forward–Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This Current Report on Form 8-K and any other written or oral statements made by or on behalf of Tower may include forward-looking statements that reflect Tower’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “plan,” “expect,” “project,” “intend,” “estimate,” “anticipate,” “believe” and “continue” or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Please refer to Tower’s filings with the SEC, including among others Tower’s Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014, for a description of the important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Forward-looking statements speak only as of the date on which they are made, and Tower undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Risks that could adversely affect the proposed merger include, but are not limited to, the following:

•	governmental approvals of the merger may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger;

•	the Board of Directors of Tower may withdraw its recommendation and support a competing acquisition proposal; and

•	Tower’s shareholders may fail to approve the merger.

The following important factors are among those that could affect the actual outcome of other future events:

•	changes in our financial strength or credit ratings could impact our ability to write new business, the cost of, and our ability to obtain, capital or our ability to attract and retain brokers, agents and customers;

•	further decreases in the capital and surplus of our insurance subsidiaries and their ability to meet minimum capital and surplus requirements;

•	changes in our ability to raise additional capital;

•	the implementation and effectiveness of our capital improvement strategy;

•	Tower’s ability to continue operating as a going concern;

•	changes in our ability to meet ongoing cash requirements and pay dividends;

•	greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than our underwriting, reserving or investment practices anticipate based on historical experience or industry data;

•	changes in the availability, cost or quality of reinsurance and failure of our reinsurers to pay claims timely or at all;

•	changes in the availability, cost or quality of reinsurance or retrocessional coverage;

•	decreased demand for our insurance or reinsurance products;

•	increased competition on the basis of pricing, capacity, coverage terms or other factors;

•	ineffectiveness or obsolescence of our business strategy due to changes in current or future market conditions;

•	currently pending or future litigation or governmental proceedings;

•	developments that may delay or limit our ability to enter new markets as quickly as we anticipate;

•	loss of the services of any of our executive officers or other key personnel;

•	changes in acceptance of our products and services, including new products and services;

•	developments in the world’s financial and capital markets that could adversely affect the performance of our investments;

•	the effects of acts of terrorism or war;

•	changes in general economic conditions, including inflation, interest rates and other factors which could impact our performance and the performance of our investment portfolio;

•	changes in accounting policies or practices;

•	changes in legal theories of liability under our insurance policies;

•	changes in rating agency policies or practices;

•	declining demand for reinsurance due to increased retentions by cedents and other factors;

•	a lack of opportunities to increase writings in Tower’s reinsurance lines of business and in specific areas of the reinsurance market;

•	changes in the percentage of our premiums written that we cede to reinsurers;

•	changes in regulations or laws applicable to us, our subsidiaries, brokers or customers, including regulatory limitations and restrictions on the declaration and payment of dividends and capital adequacy standards;

•	the Bermudian regulatory system, and potential changes thereto;

•	risks and uncertainties associated with technology, data security or outsourced services that could negatively impact our ability to conduct our business or adversely impact our reputation;

•	the effects of mergers, acquisitions or divestitures;

•	disruptions in Tower’s business arising from the integration of acquired businesses into Tower and the anticipation of potential or pending acquisitions or mergers; and

•	any changes concerning the conditions, terms, termination, or closing of the merger with ACP Re.

Additional risk factors that may cause outcomes that differ from our expectations or projections are described in various documents filed by Tower with the Securities and Exchange Commission, such as current reports on Form 8–K, and regular reports on Forms 10–K and 10–Q, particularly in “Item 1A, Risk Factors.”

Item 9.01.	Financial Statements and Exhibits

The following exhibits are filed as part of this report.

Number	Description

99.1	Copy of letter delivered by Tower Group International, Ltd. dated June 26, 2014 to ACP Re, Ltd.

99.2	Copy of letter delivered by counsel for ACP Re, Ltd. dated June 27, 2014 to Tower

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group International, Ltd.
Registrant

Date: June 27, 2014	/s/ Elliot S. Orol
Elliot S. Orol Senior Vice President, General Counsel and Secretary